UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6444

Smith Barney Investment Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30
Date of reporting period: November 30, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

SMITH BARNEY
LARGE CAPITALIZATION
GROWTH FUND

STYLE PURE SERIES | ANNUAL REPORT | NOVEMBER 30, 2004

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

Style Pure Series

Annual Report • November 30, 2004 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND

ALAN J. BLAKE

Alan J. Blake has more than 27 years of securities business experience and has managed the fund since its inception.

Education: BS from Lehigh University, MS from the State University of New York.

FUND OBJECTIVE

The fund seeks long-term growth of capital by investing at least 80% of its assets in equity securities of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment.

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The stock market rallied at the start of the past 12-month period, then slid into a fairly limited trading range for most of the year only to rally again sharply after the U.S. presidential election in November. Most major equity market indexes reported double digit gains for the period, however, in many cases, the bulk of those gains were achieved in the month of November.

Record-high energy prices, rising interest rates, mixed economic indicators, a growing trade deficit, uncertainty over both the domestic employment situation and the outcome of the presidential election and the situation in Iraq all pressured the market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, healthcare, consumer staples and financials sectors languished for much of the period.

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive but weaker results. International stocks typically outperformed the U.S. market as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the U.S. Federal Reserve Board (“Fed”)[i] continued to incrementally raise the federal funds rate.ii

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

1 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

January 20, 2005

2 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

MANAGER OVERVIEW

Special Shareholder Notice

Effective August 1, 2004, the fund has adopted a revised fee schedule that reduces the investment advisory fee payable on assets in excess of $5 billion as follows: 0.75% on assets up to $5 billion; 0.725% on assets over $5 billion and up to and including $7.5 billion; 0.70% on assets over $7.5 billion and up to and including $10 billion; and 0.65% on assets in excess of $10 billion. The terms of the amended Investment Management Agreement are the same in all other material respects as those of the current Investment Management Agreement.

Effective November 1, 2004, the fund will consider large capitalization companies to be companies with market capitalizations similar to companies in the Russell 1000 Indexiii. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment strategy.

Market Review

At the start of the 12-month period in December of 2003, the stock market was in the middle of a strong rally that saw both stock prices and investors’ expectations rise broadly. Coming off the market bottom set during the preceding three-year recession, improving economic indicators and corporate earnings news along with surprisingly strong gross domestic product (“GDP”)iv growth for the third quarter combined to produce gains in the fourth quarter of 2003 for most market sectors.

But mixed economic data and increasing concerns about the job market dampened the rally soon after the start of the new calendar year and the market started to slow during the first quarter. Stocks were generally stuck in a limited trading range through much of the second quarter, as uncertainty over the geopolitical situation, concerns about rising interest rates and questions about the U.S. presidential race kept both businesses and many investors on the sidelines.

After supporting much of the economy through the preceding recession and into the new year, consumers began to show signs of fatigue as the benefits of the prior year’s tax changes and the mortgage refinancing boom began to diminish. Record-high oil prices hit consumers and businesses at the gas pump, which helped drive most of the market down in the third quarter. However, near the end of the period, following the election and a break in oil prices from their recent highs, the broad market again turned upwards.

Unfortunately, for much of the past fiscal year – especially the last six months – large cap growth stocks were largely out of favor. Small-cap stocks led the market for most of the period, outperforming both mid- and large-caps. Even within the large-cap market, value-oriented stocks strongly outperformed growth-oriented stocks, with the Russell 1000 Value Index[v] returning 19.67% versus 5.83% for the Russell 1000 Growth Indexvi for the same 12-month period.

Performance Review

For the 12 months ended November 30, 2004, Class A shares of the Smith Barney Large Capitalization Growth Fund, excluding sales charges, returned –1.98%. These shares underperformed the fund’s unmanaged benchmark, the Russell 1000 Growth Index,vi which returned 5.83% for the same period. They also underperformed the Lipper large-cap growth funds category average[1], which was 6.16%.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended November 30, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 647 funds in the fund’s Lipper category, and excluding sales charges.

3 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

PERFORMANCE SNAPSHOT AS OF NOVEMBER 30, 2004 (excluding sales charges) (unaudited)

	6 Months	12 Months
Class A Shares–Large Capitalization Growth Fund	-5.86%	-1.98%
Russell 1000 Growth Index	0.81%	5.83%
Lipper Large-Cap Growth Funds Category Average	2.31%	6.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned –6.16%, Class C shares returned –6.21%, and Class Y shares returned –5.67% over the six months ended November 30, 2004. Excluding sales charges, Class B shares returned –2.67%, Class C shares returned –2.72% and Class Y shares returned –1.57% over the twelve months ended November 30, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 678 funds for the six-month period and among the 647 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

Fund Overview

Both stock selection and sector allocation had a negative effect on fund performance in comparison to the benchmark, with the majority of underperformance due to stock selection in the consumer discretionary, information technology and financials sectors. Portfolio underweights in the energy and industrials sectors also detracted from performance. The consumer staples and healthcare sectors were significant positive contributors to performance during the period.

Contributors to Performance

The leading stock contributor during the past year was the fund’s holding in biotechnology company Biogen Idec, Inc. in the healthcare sector. Other major contributors included consumer product giant The Gillette Co. in the consumer staples sector, information technology sector holdings Juniper Networks, Inc., a producer of computer networking equipment, and wireless communications company Motorola, Inc., as well as home improvement chain The Home Depot, Inc. in the consumer discretionary sector. The fund maintained its positions in all of these stocks at the close of the period.

Detractors from Performance

The consumer discretionary and information technology sectors experienced the greatest losses during the period. Major stock detractors included online retailer Amazon.com, Inc., e-commerce company IAC/InterActiveCorp in the consumer discretionary sector, semiconductor producer Intel Corp., data management software provider VERITAS Software Corp., and communications network technology company CIENA Corp., all in the information technology sector. The fund continued to hold positions in these five securities as of the end of November.

Portfolio Update

At the close of the period, the fund was overweight in the consumer discretionary, financials and information technology sectors, underweight in the consumer staples, healthcare and industrials sectors, and had no significant holdings in the energy, materials or telecommunications services sectors. As of the end of November, the fund’s top ten holdings were Amazon.com, Inc., The Gillette Co., Home Depot, Inc., Berkshire Hathaway Inc., Dell Inc., Merrill Lynch & Co., Inc., Time Warner, Inc., Genentech Inc., Amgen, Inc., and Motorola, Inc.

4 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Thank you for your investment in the Smith Barney Large Capitalization Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Alan J. Blake
Portfolio Manager

December 20, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: Amazon.com, Inc. (5.2%), The Gillette Co. (4.5%), The Home Depot, Inc. (4.5%), Berkshire Hathaway Inc., Class A Shares (4.4%), Dell Inc. (4.1%), Merrill Lynch & Co., Inc. (4.0%), Time Warner, Inc. (4.0%), Genentech, Inc. (4.0%), Amgen Inc. (4.0%), and Motorola, Inc. (3.8%). Please refer to pages 11 through 12 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2004 were: Information Technology (34.3%); Healthcare (19.6%); Consumer Discretionary (18.8%); Financials (13.9%); Consumer Staples (10.2%). The fund’s portfolio composition is subject to change at any time.

RISKS:  Keep in mind, common stocks are subject to market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
iv	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
[v]	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates.
vi	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

5 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Fund at a Glance (unaudited) Investment Breakdown

6 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2004 and held for the six months ended November 30, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)

Class A	(5.86)%	$1,000.00	$941.40	1.15%	$ 5.58

Class B	(6.16)	1,000.00	938.40	1.86	9.01

Class C(4)	(6.21)	1,000.00	937.90	1.89	9.16

Class Y	(5.67)	1,000.00	943.30	0.74	3.60

(1)	For the six months ended November 30, 2004.
(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

7 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$ 1,019.25	1.15%	$ 5.81

Class B	5.00	1,000.00	1,015.70	1.86	9.37

Class C(3)	5.00	1,000.00	1,015.55	1.89	9.52

Class Y	5.00	1,000.00	1,021.30	0.74	3.74

(1)	For the six months ended November 30, 2004.
(2)
Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

8 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)

	Class A	Class B	Class C(3)	Class Y

Twelve Months Ended 11/30/04	(1.98)%	(2.67)%	(2.72)%	(1.57)%

Five Years Ended 11/30/04	(2.80)	(3.53)	(3.54)	(2.44)

Inception* through 11/30/04	8.25	7.45	7.44	7.85

	With Sales Charges(4)

	Class A	Class B	Class C(3)	Class Y

Twelve Months Ended 11/30/04	(6.87)%	(7.54)%	(3.70)%	(1.57)%

Five Years Ended 11/30/04	(3.79)	(3.72)	(3.54)	(2.44)

Inception* through 11/30/04	7.49	7.45	7.44	7.85

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)

Class A (Inception* through 11/30/04)	77.78%

Class B (Inception* through 11/30/04)	68.45

Class C(3) (Inception* through 11/30/04)	68.36

Class Y (Inception* through 11/30/04)	71.35

(1)
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charges of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.

*	Inception date for Class A, B and C shares is August 29, 1997. Inception date for Class Y shares is October 15, 1997.

9 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Historical Performance (unaudited) Value of $10,000 Invested in Class A, B and C Shares of the Smith Barney Large Capitalization Growth Fund vs. the Russell 1000 Growth Index(1)

August 1997 — November 2004

(1)
Hypothetical illustration of $10,000 invested in Class A, B and C shares on August 29, 1997 (inception date), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, repectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2004. The Russell 1000 Growth Index is considered indicative of the growth-oriented domestic stock market in general and is comprised of stocks in the Russell 1000 that have higher price-to-book ratios and higher forecasted growth values. Figures for the Indexes include reinvestment of dividends. The Indexes are unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Schedule of Investments	November 30, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 99.8%
CONSUMER DISCRETIONARY — 18.8%
Internet & Catalog Retail — 5.2%
6,300,000	Amazon.com, Inc. (a)	$249,984,000

Media — 9.1%
11,000,000	Time Warner Inc. (a)	194,810,000
3,000,000	Viacom Inc., Class B Shares	104,100,000
5,250,000	The Walt Disney Co.	141,120,000

		440,030,000

Specialty Retail — 4.5%
5,200,000	The Home Depot, Inc.	217,100,000

	TOTAL CONSUMER DISCRETIONARY	907,114,000

CONSUMER STAPLES — 10.2%
Beverages — 2.8%
3,500,000	The Coca-Cola Co.	137,585,000

Food Products — 2.9%
2,000,000	Wm. Wrigley Jr. Co.	137,600,000

Personal Products — 4.5%
5,000,000	The Gillette Co.	217,450,000

	TOTAL CONSUMER STAPLES	492,635,000

FINANCIALS — 13.9%
Diversified Financials — 6.8%
3,500,000	Merrill Lynch & Co., Inc.	194,985,000
2,600,000	Morgan Stanley	131,950,000

		326,935,000

Insurance — 7.1%
2,050,000	American International Group, Inc.	129,867,500
2,560	Berkshire Hathaway Inc., Class A Shares (a)	214,272,000

		344,139,500

	TOTAL FINANCIALS	671,074,500

HEALTHCARE — 19.6%
Biotechnology — 11.0%
3,200,000	Amgen Inc. (a)	192,128,000
2,500,000	Biogen Idec Inc. (a)	146,700,000
4,000,000	Genentech, Inc. (a)	193,000,000

		531,828,000

Pharmaceuticals — 8.6%
2,450,000	Eli Lilly and Co.	130,658,500
2,200,000	Johnson & Johnson	132,704,000
5,500,000	Pfizer Inc.	152,735,000

		416,097,500

	TOTAL HEALTHCARE	947,925,500

See Notes to Financial Statements.

11 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Schedule of Investments (continued)	November 30, 2004

SHARES	SECURITY	VALUE

INDUSTRIALS — 3.0%
Industrial Conglomerates — 3.0%
4,100,000	General Electric Co.	$144,976,000

INFORMATION TECHNOLOGY — 34.3%
Communications Equipment — 10.8%
12,000,000	CIENA Corp. (a)	30,600,000
6,100,000	Cisco Systems, Inc. (a)	114,131,000
4,800,000	Juniper Networks, Inc. (a)	132,144,000
16,000,000	Lucent Technologies Inc. (a)	62,880,000
9,500,000	Motorola, Inc.	182,970,000

		522,725,000

Computers & Peripherals — 4.1%
4,850,000	Dell Inc. (a)	196,522,000

Internet Software & Services — 3.6%
7,000,000	IAC/InterActiveCorp (a)	172,830,000

Semiconductor Equipment & Products — 9.4%
7,600,000	Intel Corp.	169,860,000
7,200,000	Texas Instruments Inc.	174,096,000
3,600,000	Xilinx, Inc.	112,392,000

		456,348,000

Software — 6.4%
5,900,000	Microsoft Corp.	158,179,000
3,000,000	Red Hat, Inc. (a)	43,440,000
5,000,000	VERITAS Software Corp. (a)	109,500,000

		311,119,000

	TOTAL INFORMATION TECHNOLOGY	1,659,544,000

	TOTAL INVESTMENTS — 99.8% (Cost — $4,092,248,824*)	4,823,269,000
	Other Assets in Excess of Liabilities — 0.2%	7,643,071

	TOTAL NET ASSETS — 100.0%	4,830,912,071

(a)	Non-income producing security.
*	Aggregate cost for Federal income tax purposes is $4,097,211,323.

See Notes to Financial Statements.

12 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Statement of Assets and Liabilities	November 30, 2004

ASSETS:
Investments, at value (Cost — $4,092,248,824)	$4,823,269,000
Dividends and interest receivable	23,427,250
Receivable for Fund shares sold	5,579,196

Total Assets	4,852,275,446

LIABILITIES:
Payable to custodian	11,811,936
Payable for Fund shares reacquired	4,881,750
Management fee payable	2,973,738
Distribution plan fees payable	741,898
Accrued expenses	954,053

Total Liabilities	21,363,375

Total Net Assets	$4,830,912,071

NET ASSETS:
Par value of shares of beneficial interest ($0.001 par value, unlimited shares authorized)	$235,938
Capital paid in excess of par value	4,473,116,056
Accumulated net realized loss from investment transactions	(373,460,099)
Net unrealized appreciation of investments	731,020,176

Total Net Assets	$4,830,912,071

Shares Outstanding:
Class A	61,718,829

Class B	49,906,946

Class C	47,582,933

Class Y	76,729,191

Net Asset Value:
Class A (and redemption price)	$20.74

Class B *	$19.66

Class C *	$19.65

Class Y (and redemption price)	$21.31

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$21.83

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, are redeemed within one year from purchase respectively, if shares payment (See Note 2).

See Notes to Financial Statements.

13 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Statement of Operations	For the Year Ended November 30, 2004

INVESTMENT INCOME:
Dividends	$56,289,475
Interest	107,695

Total Investment Income	56,397,170

EXPENSES:
Management fee (Note 2)	36,788,955
Distribution plan fees (Notes 2 and 4)	23,972,980
Transfer agency services (Notes 2 and 4)	5,164,034
Custody	235,725
Shareholder communications (Note 4)	208,008
Trustees’ fees	76,636
Registration fees	66,192
Audit and legal	46,095
Other	37,326

Total Expenses	66,595,951
Less:Management fee waiver (Notes 2 and 8)	(1,052,503)

Net Expenses	65,543,448

Net Investment Loss	(9,146,278)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(44,748,963)

Net Change in Unrealized Appreciation/Depreciation of Investments	(68,915,552)

Net Loss on Investments	(113,664,515)

Decrease in Net Assets From Operations	$(122,810,793)

See Notes to Financial Statements.

14 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended November 30,

	2004	2003

OPERATIONS:
Net investment loss	$(9,146,278)	$(20,799,264)
Net realized loss	(44,748,963)	(19,578,876)
Net change in unrealized appreciation/depreciation	(68,915,552)	997,162,920

Increase (Decrease) in Net Assets From Operations	(122,810,793)	956,784,780

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	1,153,401,325	1,339,385,585
Net asset value of shares issued in connection with the transfer of
the Smith Barney Peachtree Growth Fund’s net assets (Note 5)	—	151,641,097
Cost of shares reacquired	(900,927,768)	(774,934,075)

Increase in Net Assets From Fund Share Transactions	252,473,557	716,092,607

Increase in Net Assets	129,662,764	1,672,877,387
NET ASSETS:
Beginning of year	4,701,249,307	3,028,371,920

End of year	$4,830,912,071	$4,701,249,307

See Notes to Financial Statements.
15 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares(1)	2004		2003	2002	2001	2000

Net Asset Value, Beginning of Year	$21.16		$16.56	$20.30	$22.31	$23.94

Income (Loss) From Operations:
Net investment loss	(0.00	)*	(0.06)	(0.04)	(0.05)	(0.10)
Net realized and unrealized gain (loss)	(0.42)		4.66	(3.70)	(1.96)	(1.49)

Total Income (Loss) From Operations	(0.42)		4.60	(3.74)	(2.01)	(1.59)

Less Distributions From:
Net realized gains	—		—	—	—	(0.04)
Capital	—		—	—	—	(0.00)*

Total Distributions	—		—	—	—	(0.04)

Net Asset Value, End of Year	$20.74		$21.16	$16.56	$20.30	$22.31

Total Return(2)	(1.98)%		27.78%	(18.42)%	(9.01)%	(6.67)%

Net Assets, End of Year (millions)	$1,280		$1,121	$722	$912	$859

Ratios to Average Net Assets:
Expenses	1.15	%(3)	1.14%	1.16%	1.13%	1.12%
Net investment income (loss)	0.02		(0.32)	(0.24)	(0.26)	(0.39)

Portfolio Turnover Rate	5%		6%	13%	8%	8%

Class B Shares(1)	2004		2003	2002	2001	2000

Net Asset Value, Beginning of Year	$20.20		$15.93	$19.67	$21.78	$23.56

Income (Loss) From Operations:
Net investment loss	(0.16)		(0.18)	(0.17)	(0.21)	(0.29)
Net realized and unrealized gain (loss)	(0.38)		4.45	(3.57)	(1.90)	(1.45)

Total Income (Loss) From Operations	(0.54)		4.27	(3.74)	(2.11)	(1.74)

Less Distributions From:
Net realized gains	—		—	—	—	(0.04)
Capital	—		—	—	—	(0.00)*

Total Distributions	—		—	—	—	(0.04)

Net Asset Value, End of Year	$19.66		$20.20	$15.93	$19.67	$21.78

Total Return(2)	(2.67)%		26.80%	(19.01)%	(9.69)%	(7.42)%

Net Assets, End of Year (millions)	$981		$1,171	$981	$1,451	$1,760

Ratios to Average Net Assets:
Expenses	1.88	%(3)	1.89%	1.89%	1.89%	1.86%
Net investment loss	(0.77)		(1.06)	(0.98)	(1.03)	(1.14)

Portfolio Turnover Rate	5%		6%	13%	8%	8%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower.

(3)
The investment manager waived a portion of its management fee for the year ended November 30, 2004 . If such fees were not waived, the actual expense ratio for Class A and B would have been 1.17% and 1.90%, respectively.

*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

16 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class C Shares(1)(2)	2004		2003	2002	2001	2000

Net Asset Value, Beginning of Year	$20.20		$15.92	$19.67	$21.78	$23.56

Income (Loss) From Operations:
Net investment loss	(0.15)		(0.18)	(0.17)	(0.21)	(0.28)
Net realized and unrealized gain (loss)	(0.40)		4.46	(3.58)	(1.90)	(1.46)

Total Income (Loss) From Operations	(0.55)		4.28	(3.75)	(2.11)	(1.74)

Less Distributions From:
Net realized gains	—		—	—	—	(0.04)
Capital	—		—	—	—	(0.00)*

Total Distributions	—		—	—	—	(0.04)

Net Asset Value, End of Year	$19.65		$20.20	$15.92	$19.67	$21.78

Total Return(3)	(2.72)%		26.88%	(19.06)%	(9.69)%	(7.42)%

Net Assets, End of Year (millions)	$935		$960	$702	$923	$889

Ratios to Average Net Assets:
Expenses	1.88	%(4)	1.91%	1.91%	1.89%	1.86%
Net investment loss	(0.74)		(1.08)	(1.00)	(1.03)	(1.14)

Portfolio Turnover Rate	5%		6%	13%	8%	8%

Class Y Shares(2)	2004		2003	2002	2001	2000

Net Asset Value, Beginning of Year	$21.65		$16.88	$20.61	$22.57	$24.14

Income (Loss) From Operations:
Net investment income (loss)	0.09		0.01	0.03	0.02	(0.01)
Net realized and unrealized gain (loss)	(0.43)		4.76	(3.76)	(1.98)	(1.52)

Total Income (Loss) From Operations	(0.34)		4.77	(3.73)	(1.96)	(1.53)

Less Distributions From:
Net realized gains	—		—	—	—	(0.04)
Capital	—		—	—	—	(0.00)*

Total Distributions	—		—	—	—	(0.04)

Net Asset Value, End of Year	$21.31		$21.65	$16.88	$20.61	$22.57

Total Return(3)	(1.57)%		28.26%	(18.10)%	(8.68)%	(6.37)%

Net Assets, End of Year (millions)	$1,635		$1,449	$492	$341	$180

Ratios to Average Net Assets:
Expenses	0.76	%(4)	0.76%	0.77%	0.77%	0.76%
Net investment income (loss)	0.41		0.05	0.16	0.10	(0.04)

Portfolio Turnover Rate	5%		6%	13%	8%	8%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)
Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower.

(4)
The investment manager waived a portion of its management fee for the year ended November 30, 2004. If such fees were not waived, the actual expense ratio for Class C and Y would have been 1.90% and 0.79%, respectively

*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

17 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Notes to Financial Statements

1.  Significant Accounting Policies

Smith Barney Large Capitalization Growth Fund (“Fund”), a separate diversified investment fund of the Smith Barney Investment Trust (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.  Securities traded on national securities markets are valued at the closing price on such markets. Securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between the quoted bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees. Short-term securities maturing within 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income.  Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

(d) Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on an annual basis. Distributions of net realized gains to shareholders of the Fund if any, are declared at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(e) Class Accounting.  Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

18 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

(g) Reclassification.  GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $9,146,278 has been reclassified between paid-in capital and accumulated net investment loss, as a result of a permanent difference attributable to a tax net operating loss. This reclassification has no effect on net assets or net asset values per share.

2.  Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.750% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. Effective August 1, 2004 the Fund has adopted a revised fee schedule that reduces the investment advisory fee payable on assets in excess of $5 billion to: 0.750% on assets up to $5 billion, 0.725% on assets over $5 billion and up to and including $7.5 billion, 0.700% on assets over $7.5 billion and up to and including $10 billion, and 0.650% on assets in excess of $10 billion. SBFM voluntarily waived $1,052,503 of its management fee for the year ended November 30, 2004.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended November 30, 2004, the Fund paid transfer agent fees of $3,239,548 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

On February 2, 2004, the initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed as Class C shares.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2004, CGM and its affiliates received sales charges of approximately $2,525,000 and $383,000 on sales of the Fund’s Class A and C shares, respectively. In addition, for the year ended November 30, 2004, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C

CDSCs	$ 24,000	$ 1,243,000	$ 101,000

For the year ended November 30, 2004, CGM and its affiliates received brokerage commissions of $67,400.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

19 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

3.  Investments

During the year ended November 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$503,350,849

Sales	256,340,574

At November 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$992,520,820
Gross unrealized depreciation	(266,463,143)

Net unrealized appreciation	$726,057,677

4.  Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets of each respective class. For the year ended November 30, 2004, total Rule 12b-1 Distribution Plan fees incurred, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees	$ 3,096,726	$ 11,017,820	$ 9,858,434

For the year ended November 30, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y

Transfer Agency Service Expenses	$ 1,924,400	$ 1,492,802	$ 1,345,493	$ 401,339

For the year ended November 30, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y

Shareholder Communication Expenses	$ 55,409	$ 90,989	$ 60,878	$ 732

5.  Transfer of Net Assets

On May 2, 2003, the Fund acquired the assets and certain liabilities of the Smith Barney Peachtree Growth Fund, pursuant to a plan of reorganization approved by Smith Barney Peachtree Growth Fund shareholders on April 28, 2003. Total shares issued by the Fund and the total net assets of the Smith Barney Peachtree Growth Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Smith Barney Peachtree Growth Fund	Total Net Assets of the Fund

Smith Barney Peachtree Growth Fund	8,976,922	$ 151,641,097	$ 3,223,541,539

20 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

The total net assets of the Smith Barney Peachtree Growth Fund before acquisition included unrealized depreciation of $1,980,737, accumulated net realized loss of $259,521,367 and accumulated net investment loss of $552,534. Total net assets of the Fund immediately after the transfer were $3,375,182,636. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

6.  Shares of Beneficial Interest

At November 30, 2004, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2004		Year Ended November 30, 2003

	Shares	Amount	Shares	Amount

Class A
Shares sold	20,841,695	$446,955,823	15,474,720	$284,262,586
Net asset value of shares issued in connection with
the transfer of the Smith Barney Peachtree Growth
Fund’s net assets (Note 5)	—	—	2,459,915	41,392,939
Shares reacquired	(12,117,501)	(255,255,860)	(8,540,800)	(147,254,228)

Net Increase	8,724,194	$191,699,963	9,393,835	$178,401,297

Class B
Shares sold	4,167,482	$85,539,926	6,491,635	$112,855,385
Net asset value of shares issued in connection with
the transfer of the Smith Barney Peachtree Growth
Fund’s net assets (Note 5)	—	—	1,619,842	26,134,843
Shares reacquired	(12,204,210)	(246,188,342)	(11,790,476)	(192,997,057)

Net Decrease	(8,036,728)	$(160,648,416)	(3,678,999)	$(54,006,829)

Class C†
Shares sold	8,677,098	$177,234,832	10,681,770	$186,868,891
Net asset value of shares issued in connection with
the transfer of the Smith Barney Peachtree Growth
Fund’s net assets (Note 5)	—	—	5,617	90,681
Shares reacquired	(8,648,185)	(173,339,283)	(7,238,961)	(118,967,523)

Net Increase	28,913	$3,895,549	3,448,426	$67,992,049

Class Y
Shares sold	20,542,799	$443,670,744	39,544,595	$696,153,230
Net asset value of shares issued in connection with
the transfer of the Smith Barney Peachtree Growth
Fund’s net assets (Note 5)	—	—	4,891,548	84,022,634
Shares reacquired	(10,723,536)	(226,144,283)	(6,674,860)	(124,562,034)

Net Increase	9,819,263	$217,526,461	37,761,283	$655,613,830

Class Z*
Shares sold	—	—	3,954,135	$59,245,493
Shares reacquired	—	—	(11,734,818)	(191,153,233)

Net Decrease	—	—	(7,780,683)	$(131,907,740)

†	On April 29, 2004, Class L shares were renamed as Class C shares.
*	As of April 21, 2003, Class Z shares were fully exchanged into Class Y shares.

21 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

7.  Income Tax Information and Distributions to Shareholders

For the years ended November 30, 2004 and 2003, the Fund did not make any distributions.

As of November 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	$(368,497,600	)*
Unrealized appreciation	726,057,677	**

Total accumulated earnings	$357,560,077

*
On November 30, 2004, the Fund had a net capital loss carryforward of $368,497,600, of which $23,915,065 expires in 2009, $182,430,750 expires in 2010, $117,402,822 expires in 2011 and $44,748,963 expires in 2012. This amount will be available to offset any future taxable capital gains.

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8.  Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

22 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

9.  Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

23 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Large Capitalization Growth Fund (“Fund”) of Smith Barney Investment Trust (“Trust”) as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Large Capitalization Growth Fund of the Smith Barney Investment Trust as of November 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 21, 2005

24 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Large Capitalization Growth Fund (“Fund”) are managed under the direction of the Smith Barney Investment Trust’s (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Company’s Trustees and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund’s sub-transfer agents (PFPC at 1-800-451-2010 and Primerica Shareholder Services at 1-800-544-5445).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:

Dwight B. Crane	Trustee	Since	Professor, Harvard Business School	49	None
Harvard Business School		1995
Soldiers Field
Morgan Hall #375
Boston, MA 02163
DOB: 1/24/37

Burt N. Dorsett	Trustee	Since	President — Dorsett McCabe	27	None
The Stratford #702		1991	Capital Management Inc.; Chief
5601 Turtle Bay Drive			Investment Officer of Leeb Capital
Naples, FL 34108			Management, Inc. (since 1999)
DOB: 11/8/30

Elliot S. Jaffe	Trustee	Since	Chairman of the Board of	27	The Dress Barn Inc.
The Dress Barn Inc.		1991	The Dress Barn Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
DOB: 5/3/26

Stephen E. Kaufman	Trustee	Since	Attorney	55	None
Stephen E. Kaufman PC		1995
277 Park Avenue, 47th Floor
New York, NY 10172
DOB: 2/16/32

Cornelius C. Rose, Jr.	Trustee	Since	Chief Executive Officer of	27	None
P.O. Box 5388		1991	Performance Learning Systems
West Lebanon, NH 03784
DOB: 11/12/32

Interested Trustee:

R. Jay Gerken, CFA**	Chairman	Since	Managing Director of Citigroup	221	None
Citigroup Asset Management	President and	2002	Global Markets Inc. (“CGM”);
(“CAM”)	Chief Executive		Chairman, President and Chief
399 Park Avenue, 4th Floor	Officer		Executive Officer of Smith Barney
New York, NY 10022			Fund Management LLC (“SBFM”),
DOB: 4/5/51			Travelers Investment Adviser, Inc.
			(“TIA”) and Citi Fund Management
			Inc. (“CFM”); President and Chief
			Executive Officer of certain mutual
			funds associated with Citigroup Inc.
			(“Citigroup”); Formerly, Portfolio
			Manager of Smith Barney Allocation
			Series Inc. (from 1996 to 2001) and
			Smith Barney Growth and Income
			Fund (from 1996 to 2000)

25 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Officers:

Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior Vice	N/A	N/A
CAM	President	2003	President and Chief Administrative
125 Broad Street, 11th Floor	and Chief		Officer of mutual funds associated
New York, NY 10004	Administrative		with Citigroup; Head of International
DOB: 8/1/56	Officer		Funds Administration of CAM (from
2001 to 2003); Director of Global
Funds Administration of CAM (from
2000 to 2001); Head of U.S.
Citibank Funds Administration of
CAM (from 1998 to 2000)

Alan J. Blake	Vice President	Since	Managing Director of CGM;	N/A	N/A
CAM	and Investment	1999	Investment Officer of SBFM
399 Park Avenue, 4th Floor	Officer
New York, NY 10022
DOB: 6/3/49

Kaprel Ozsolak	Chief Financial	Since	Vice President of CGM; Chief	N/A	N/A
CAM	Officer and	2004	Financial Officer and Treasurer
125 Broad Street, 11th Floor	Treasurer		of certain mutual funds associated
New York, NY 10004			with Citigroup; Controller of
DOB: 10/26/65			certain funds associated with
Citigroup (from 2002 to 2004).

Andrew Beagley	Chief Anti-Money	Since	Director of CGM (since 2000);	N/A	N/A
CAM	Laundering	2002	Director of Compliance, North
399 Park Avenue, 4th Floor	Compliance		America, CAM (since 2000); Chief
New York, NY 10022	Officer		Anti-Money Laundering Compliance
DOB: 10/9/62			Officer, Chief Compliance Officer
	Chief Compliance	Since	and Vice President of certain mutual
	Officer	2004	funds associated with Citigroup;
Director of Compliance, Europe, the
Middle East and Africa, CAM (from
1999 to 2000); Chief Compliance
Officer. SBFM, CFM, TIA, Salomon
Brothers Asset Management
Limited, Smith Barney Global
Capital Management Inc., Salomon
Brothers Asset Management Asia
Pacific Limited (from 1997 to 1999)

Robert I. Frenkel	Secretary	Since	Managing Director and General	N/A	N/A
CAM	and Chief	2003	Counsel of Global Mutual Funds for
300 First Stamford Place	Legal Officer		CAM and its predecessor (since
4th Floor			1994); Secretary and Chief Legal
Stamford, CT 06902			Officer of mutual funds associated
DOB: 12/12/54			with Citigroup

——————
*	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

26 Smith Barney Large Capitalization Growth Fund | 2004 Annual Report

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SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND

	TRUSTEES	INVESTMENT MANAGER
	Dwight B. Crane	Smith Barney Fund
	Burt N. Dorsett	Management LLC
R. Jay Gerken, CFA
	Chairman	DISTRIBUTORS
	Elliot S. Jaffe	Citigroup Global Markets Inc.
	Stephen E. Kaufman	PFS Distributors, Inc.
Cornelius C. Rose, Jr.
CUSTODIAN
	OFFICERS	State Street Bank and
	R. Jay Gerken, CFA	Trust Company
President and
Chief Executive Officer
TRANSFER AGENT
	Andrew B. Shoup	Citicorp Trust Bank, fsb.
	Senior Vice President and	125 Broad Street, 11th Floor
	Chief Administrative Officer	New York, New York 10004

	Kaprel Ozsolak	SUB-TRANSFER AGENTS
	Chief Financial Officer	PFPC Inc.
	and Treasurer	P.O. Box 9699
Providence, Rhode Island
	Alan J. Blake	02940-9699
Vice President and
	Investment Officer	Primerica Shareholder Services
P.O. Box 9662
	Andrew Beagley	Providence, Rhode Island
	Chief Anti-Money	02940-9662
Laundering Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney Investment Trust

Smith Barney Large Capitalization Growth Fund

The Fund is a separate investment fund of the Smith Barney Investment Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. , and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust — Smith Barney Large Capitalization Growth Fund, but it may also be used as sales literature.

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.
Member NASD, SIPC

FD1380 1/05	04-7654

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees for the Smith Barney Investment Trust were $117,200 and $116,000 for the years ended 11/30/04 and 11/30/03.

(b)	Audit-Related Fees for the Smith Barney Investment Trust were $0 and $0 for the years ended 11/30/04 and 11/30/03.

(c)	Tax Fees for Smith Barney Investment Trust of $11,300 and $10,900 for the years ended 11/30/04 and 11/30/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Investment Trust.

(d)	All Other Fees for Smith Barney Investment Trust of $0 and $0 for the years ended 11/30/04 and 11/30/03.

(e)	(1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03; Tax Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03; and Other Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Investment Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Trust were $0 and $0 for the years ended 11/30/04 and 11/30/03.

(h)	Yes. The Smith Barney Investment Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Investment Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Trust

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Investment Trust

Date:	February 2, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Investment Trust

Date:	February 2, 2005

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak) Chief Financial Officer of Smith Barney Investment Trust

Date:	February 2, 2005